UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2008

SEALED AIR CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12139	65-0654331
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Riverfront Boulevard
Elmwood Park, New Jersey	07407
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 201-791-7600

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

1.            Amended 2005 Contingent Stock Plan of Sealed Air Corporation.

At the annual meeting of stockholders of Sealed Air Corporation (the “Company”) held on May 20, 2008, the Company’s stockholders approved the Amended 2005 Contingent Stock Plan of Sealed Air Corporation.

Three years earlier, the Company’s stockholders approved the original 2005 Contingent Stock Plan of Sealed Air Corporation (the “2005 Contingent Stock Plan”). The 2005 Contingent Stock Plan provides for awards of equity-based compensation, including restricted stock, restricted stock units, performance share units and cash awards measured by share price, to executive officers and other key employees of the Company and its subsidiaries, as well as to U.S.-based key consultants to the Company. The 2005 Contingent Stock Plan is intended to provide and has provided an incentive to permit those officers, employees and consultants responsible for the Company’s growth to share directly in that growth, to motivate them by means of appropriate incentives to achieve the Company’s long-range goals, and to further the identity of their interests with those of the stockholders of the Company.

The Compensation Committee of the Company’s Board of Directors and the full Board determined, subject to stockholder approval at the 2008 annual meeting, to continue the operation of the 2005 Contingent Stock Plan by authorizing 3,000,000 additional shares of common stock for awards under the 2005 Contingent Stock Plan and making other amendments to the 2005 Contingent Stock Plan that will accommodate awards to be made under the Company’s new executive compensation program. Under the new executive compensation program, the Company intends to grant stock leverage opportunity awards (as part of the Company’s annual incentive plan) and annual performance share unit awards (as part of the Company’s long term incentive program) to the Company’s executive officers and a small number of other key executives. Other employees of the Company will continue to be eligible to receive awards of restricted stock, restricted stock units and cash awards consistent with past practice as long term incentive compensation. The Company’s executive officers and other key executives may also receive awards of restricted stock or restricted stock units from time to time.

The Amended 2005 Contingent Stock Plan of Sealed Air Corporation is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.  Also, attached hereto and incorporated by reference are the Form of Sealed Air Corporation Performance Share Units Award Grant 2008-2009 (Exhibit 10.2) and the Form of Sealed Air Corporation Performance Share Units Award Grant 2008-2010 (Exhibit 10.3).  These forms of award grants specify the recipient, target award, performance goals, and other important information regarding the annual performance share unit awards discussed above. During the first 90 days of 2008, the Compensation Committee established performance share units award target levels for the 2008-2009 and the 2008-2010 performance periods for executive officers of the Company that were “named executive officers” for whom disclosure was required in the Company’s proxy statement for the 2008 annual meeting.  These awards were subject to stockholder approval of the Amended 2005 Contingent Stock Plan at the meeting.  Information regarding performance share units awards can be found on pages 39 and 40 of the proxy statement.  Such information is incorporated herein by reference from Exhibit 10.4 to this Current Report on Form 8-K.

2.            Amended Performance-Based Compensation Program of Sealed Air Corporation.

Also at the 2008 annual meeting, the Company’s stockholders approved the Amended Performance-Based Compensation Program of Sealed Air Corporation.

In 2000, the Company’s Board of Directors adopted and the stockholders approved the Performance-Based Compensation Program of Sealed Air Corporation in order to provide the Company’s executive officers with incentive compensation that meets the requirements of performance-based compensation under Section 162(m) and thus is fully deductible for U.S. income tax purposes. The stockholders most recently approved the program in 2005. In early 2008, the Compensation Committee adopted amendments to the program, subject to approval of the amended program by the stockholders at the 2008 annual meeting. The program as amended provides for cash awards in the form of annual cash bonuses and awards of common stock under the Company’s Amended 2005 Contingent Stock Plan.  Eligible employees under the program are the Company’s Chief Executive Officer, the other most highly compensated executive officers and other key employees selected by the Compensation Committee, which has been designated to establish and administer performance goals under the Program. Under the amended program, awards may be based on the attainment of goals regarding one or more of a number of criteria, which are outlined in the amended program.  The Amended Performance-Based Compensation Program of Sealed Air Corporation is included as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01        Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit Number	Description
10.1

2005 Contingent Stock Plan of Sealed Air Corporation, as Amended. (Annex D to the Company’s Proxy Statement for the 2008 Annual Meeting of Stockholders, File No. 1-12139, is incorporated herein by reference.)*

10.2	Form of Sealed Air Corporation Performance Share Units Award Grant 2008-2009.*
10.3	Form of Sealed Air Corporation Performance Share Units Award Grant 2008-2010.*
10.4

Performance Share Unit Awards information.  (Such information contained on pages 39 and 40 of the Company’s Proxy Statement for the 2008 Annual Meeting of Stockholders, File No. 1-12139, is incorporated herein by reference.)*

10.5

Performance-Based Compensation Program of Sealed Air Corporation, as Amended. (Annex E to the Company’s Proxy Statement for the 2008 Annual Meeting of Stockholders, File No. 1-12139, is incorporated herein by reference.)*

*	Compensatory plan or arrangement of management required to be filed as an exhibit to this report on Form 8-K.

Cautionary Notice Regarding Forward Looking Statements

Some of the statements made by the Company in, or incorporated by reference in, this Current Report on Form 8-K are forward-looking.  These statements include comments as to future events and trends affecting the Company’s business, which are based upon management’s current expectations and are necessarily subject to risks and uncertainties, many of which are outside the control of the Company.  Forward-looking statements can be identified by such words as “anticipates,” “estimates,” “expects,” “intends,” “plans,” “will” and similar expressions.  The following are important factors that the Company believes could cause actual results to differ materially from those in the Company’s forward-looking statements: changes in raw material and energy costs; market conditions; the success of the Company’s growth, profitability and global manufacturing strategies; the effects of animal and food-related health issues; tax, interest and exchange rates; and legal proceedings.  A more extensive list and description of these and other such factors can be found under the headings “Risk Factors” and “Cautionary Notice Regarding Forward-Looking Statements,” which appear in the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as filed with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEALED AIR CORPORATION

By:	/s/ H. Katherine White
Name:	H. Katherine White
Title:	Vice President, General Counsel and Secretary

Date: May 23, 2008

EXHIBIT INDEX

Exhibit Number	Description
10.1

2005 Contingent Stock Plan of Sealed Air Corporation, as Amended. (Annex D to the Company’s Proxy Statement for the 2008 Annual Meeting of Stockholders, File No. 1-12139, is incorporated herein by reference.)*

10.2	Form of Sealed Air Corporation Performance Share Units Award Grant 2008-2009.*
10.3	Form of Sealed Air Corporation Performance Share Units Award Grant 2008-2010.*
10.4

Performance Share Unit Awards information.  (Such information contained on pages 39 and 40 of the Company’s Proxy Statement for the 2008 Annual Meeting of Stockholders, File No. 1-12139, is incorporated herein by reference.)*

10.5

Performance-Based Compensation Program of Sealed Air Corporation, as Amended. (Annex E to the Company’s Proxy Statement for the 2008 Annual Meeting of Stockholders, File No. 1-12139, is incorporated herein by reference.)*

*                                         Compensatory plan or arrangement of management required to be filed as an exhibit to this report on Form 8-K.